Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker Symbol: PSDSX)

A series of the Investment Managers Series Trust

Supplement dated November 26, 2019, to the

Summary Prospectus dated November 7, 2019.

Effective immediately, the disclosure regarding the Fund’s average portfolio duration is updated. Accordingly, the fourth paragraph of the “Principal Investment Strategies” section on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund’s investments will generally be U.S. dollar denominated. While the Fund may invest in securities of any maturity, the Fund will maintain an average portfolio duration under normal market conditions of less than one year.

Please file this Supplement with your records.